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                                                                    Exhibit 10.1


                       EMPLOYEE NON-QUALIFIED STOCK OPTION

To:

--------------------------------------
ADDRESS

Date of Grant:

         WHEREAS, ______________ (the "Optionee") is an employee of U.S. Plastic Lumber Corp., a Nevada Corporation or any of it subsidiary companies (the "Company");

         WHEREAS, the execution of a Non-Qualified Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Board of Directors (the "Board") of the Company duly adopted on March 10, 1999; and

         WHEREAS, the granting of this Option is subject to shareholder approval on or about May 5, 1999 at the Annual Meeting of the Company; and

         NOW, THEREFORE, pursuant to the terms hereof, the Company hereby grants to the Optionee an Option (the "Option") to purchase ____________ shares of the Company's non-registered Common Stock, par value $0.0001 per share ("Common
Shares"), at the price of __________($     ) per share (the "Exercise Price"),
and agrees to cause certificates for any Common Shares purchased hereunder to be delivered to the Optionee upon full payment of the Exercise Price, subject to the applicable terms and conditions hereinafter set forth.

      1. VESTING OF OPTIONS.

      (a) Unless and until terminated as hereinafter provided, the Option shall vest, 33 1/3% on a date one year from the date of grant of this Option ("Vesting Date") and with respect to an additional 33 1/3% of the number of total shares granted on each of the next two succeeding anniversaries of the Vesting Date; provided however, that in the event the Optionee dies or becomes permanently disabled while in the employ of the Company, the Options shall automatically fully vest. To the extent that the Option shall have so become exercisable, it may be exercised in whole or in part from time to time.

      (b) Upon the occurrence of a change in control of U.S. Plastic Lumber Corporation (as defined in the Plan) outstanding options will be, immediately exercisable in full. Following a change in control, unless waived in advance of such change in control by the Committee, and optionee may require it U.S. Plastic Lumber Corporation or its successor to pay a cash amount in cancellation of the option equal to the fair market of the shares of Common Stock covered by the option reduced by the aggregate exercise price. Under the Plan, a change in control is deemed to occur (i) if any person, other than Stout Partnership, shall acquire direct or indirect beneficial ownership of more than 40% of the total combined voting power with respect to the election of directors of the issued and




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outstanding stock of USPL (except that no Change in Control shall be deemed to have occurred if the persons who are stockholders of USPL immediately before such acquisition own all or substantially all of the voting stock or other interests of such person immediately after such transaction), or (ii) have the power (whether as result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of the majority of the Board. A "person" for this purpose shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act) and a person shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Exchange Act. The amount payable under this Section 10(d) shall be remitted by USPL in cash or by certified or bank check, reduced by applicable tax withholding.

         2. PAYMENT OF EXERCISE PRICE. An Option that is exercisable hereunder may be exercised by delivery to USPL on any business day, at its principal office, addressed to the attention of the Vice President and General Counsel, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option the time of exercise.

         Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents;
(ii) through the tender to USPL of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in the Plan) on the date of exercise; (iii) by delivering a written direction to USPL that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to USPL by a broker upon receipt of stock certificates from
USPL) or a cashless exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to USPL whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to USPL cash (or cash equivalent acceptable to USPL) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that USPL, may, in its sole judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the Optionee to USPL on such terms as shall be set out in such Option Agreement and as shall be acceptable to the Company in its sole discretion; or (v) by combination of methods described in (i), (ii), (iii) and
(iv). Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the cashless exercise/sale procedure described above. An attempt to exercise any Option





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granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of the Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is intended to be an Incentive Stock Option, which certificate or certificates shall not include any shares purchased pursuant to the exercise of an Option that is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         Nonforfeitable, nonrestricted shares of Common Stock that are transferred by the Optionee in payment of all or any part of the Exercise Price shall be valued on the basis of their fair market value of Common Stock of the Company on the date of delivery of such certificates to the Company, accompanied by an assignment of stock to the Company. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if he deems such necessary or desirable. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker that is a member of the National Association of Securities Dealers, Inc. to sell a sufficient number of the Common Shares, which are being purchased pursuant to the exercise, so that the net proceeds of the sale transaction will at least equal the aggregate Exercise Price, plus interest at the Applicable Federal Rate (as that term is defined in Section 1274 of the Code) for the period from the date of exercise to the date of payment, and pursuant to which the broker undertakes to deliver the aggregate Exercise Price, plus such interest, to the Company not later than the date on which the sale transaction will settle in the ordinary course of business.

         3. TERMINATION OF OPTION. The Option shall terminate on the earliest of the following dates:

         (a) Thirty (30) days after the Optionee ceases to be an employee of the Company for any reason other than death or permanent disability;

         (b) Twelve months after the death, or termination of Optionee's employment by reason of his becoming permanent disabled within the meaning of
Section 22(e)(3) of the Internal Revenue Code of 1986, if the Optionee dies or becomes permanently disabled while an employee of the Company. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option; or

         (c) Ten years from the Date of Grant.

         In the event that the Optionee commits an act that the Compensation Committee of the Board of Directors of the Company ("Committee") acting in good faith determines







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to have been intentionally committed and materially adverse to the interests of the Company, the Option shall terminate as of the time of the commission of that act, notwithstanding any other provision of this Agreement.

         After the date your employment status terminates for any reason, this option may be exercised only for the number of shares which you had a right to purchase on the date your employment ceased.

         4. COMPLIANCE WITH LAW. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

         5. TRANSFERABILITY AND EXERCISABILITY. Neither the Option nor any interest therein may be transferred by the Optionee, except by will or the laws of descent and distribution, or as otherwise set forth herein. The Option may not be exercised during the lifetime of the Optionee except by the Optionee or, in the event of his legal incapacity, by his guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision. Non-Qualified Stock Options granted under the Plan may be transferred only by gift or qualified domestic relations order to a family member (as defined below) of a director of the Company. The term "family member" includes any child, stepchild, grandchild, parent, step parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust which these persons have more than 50 percent of the beneficial interest, a foundation which these persons (or the employee) control management of assets, and any other entity in which these persons (or the employee) own more than 50 percent of the voting interest.

         Until the option price has been paid in full pursuant to due exercise of this option and the purchase shares are delivered to you, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

         6. ADJUSTMENTS. The Committee may make such adjustments in the Exercise Price and the number and kind of shares of stock or other securities covered by the Option as the Committee may in good faith determine to be equitably required in order to prevent any dilution or expansion of the Optionee's rights under this Agreement that otherwise would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, spin-off, reorganization or partial or effect similar to any of the foregoing.

         7. WITHHOLDING TAXES. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with an exercise of the Option, the Optionee shall






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pay the tax or make provisions that are satisfactory to the Company for the payment thereof.

         8. RIGHT TO TERMINATE EMPLOYMENT AND ADJUST COMPENSATION. No provision of this Agreement shall limit in any way whatsoever any right that the Company may otherwise have to terminate the employment or adjust compensation of the Optionee at any time.

        9. CONDITIONS PRECEDENT TO EXERCISABILITY OF OPTION. Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

           (a) Until the Plan is approved by the stockholders of the Company in the manner prescribed by the Code and the regulations thereunder; or

           (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

           (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

           (a) The Optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Optionee further agrees that he will not at any time make any offer, sale, transfer pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local, or securities exchange rule, regulation or law.




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           (b) The certificates for Common Stock to be issued to the Optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

         The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of an opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         10. ARBITRATION. Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall share equally the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such pursuant to the provisions of the award.

         11. MISCELLANEOUS.

         This option shall not be an "incentive stock option" as that term is used in Section 422 of the Code and the regulations thereunder.

         This option shall be subject to the terms set forth herein and in any resolution approving the grant, which resolution is hereby incorporated herein by referenced and made a part hereof.





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         This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.

         In the event that one or more provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof, continue to be valid and fully enforceable.

         This option and the performance of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Nevada.

     Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.



                                              U.S. Plastic Lumber Corporation



                                              By:___________________________
                                              Bruce C. Rosetto
                                              Vice President and General Counsel

I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.



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